Transamerica Asset Allocation Intermediate Horizon

SCHEDULE OF INVESTMENTS

At January 31, 2023

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 13.0%
Transamerica International Equity (A)	1,646,857	$ 32,360,736

Money Market Fund - 0.3%
Transamerica Government Money Market, 3.82% (A) (B)	797,664	797,664

U.S. Equity Funds - 38.4%
Transamerica Large Growth (A)	3,270,599	30,318,449
Transamerica Large Value Opportunities (A)	3,627,035	34,311,747
Transamerica Mid Cap Growth (A)	991,261	7,573,238
Transamerica Mid Cap Value Opportunities (A)	684,365	7,726,482
Transamerica Small Cap Growth (A)	1,179,079	7,404,615
Transamerica Small Cap Value (A)	1,371,504	8,050,730

		95,385,261

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 48.4%
Transamerica Core Bond (A)	6,560,985	$ 57,867,886
Transamerica High Yield Bond (A)	1,869,103	14,990,204
Transamerica Inflation-Protected Securities (A)	2,982,697	27,888,220
Transamerica Short-Term Bond (A)	2,047,102	19,734,062

		120,480,372

Total Investment Companies (Cost $270,038,248)		249,024,033

Total Investments (Cost $270,038,248)		249,024,033
Net Other Assets (Liabilities) - (0.1)%		(133,194)

Net Assets - 100.0%		$ 248,890,839

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$249,024,033	$—	$—	$249,024,033

Total Investments	$249,024,033	$—	$—	$249,024,033

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value January 31, 2023	Shares as of January 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Core Bond	$56,575,780	$535,528	$(2,184,687)	$(384,322)	$3,325,587	$57,867,886	6,560,985	$521,757	$—
Transamerica Government Money Market	482,496	9,694,929	(9,379,761)	—	—	797,664	797,664	3,925	—
Transamerica High Yield Bond	14,844,623	218,379	(563,406)	(44,962)	535,570	14,990,204	1,869,103	216,381	—
Transamerica Inflation-Protected Securities	27,998,462	435,746	(1,062,554)	(79,499)	596,065	27,888,220	2,982,697	431,819	—
Transamerica International Equity	27,736,502	343,116	(1,163,058)	239,272	5,204,904	32,360,736	1,646,857	339,122	—
Transamerica Large Growth	28,600,535	1,869,855	(1,046,777)	(202,133)	1,096,969	30,318,449	3,270,599	—	362,634
Transamerica Large Value Opportunities	33,702,645	2,263,549	(1,284,938)	(226,057)	(143,452)	34,311,747	3,627,035	160,789	2,098,432
Transamerica Mid Cap Growth	7,205,536	998	(269,530)	(21,504)	657,738	7,573,238	991,261	—	—
Transamerica Mid Cap Value Opportunities	7,382,834	479,221	(280,388)	24,638	120,177	7,726,482	684,365	83,285	394,936
Transamerica Short-Term Bond*	19,961,427	205,964	(752,017)	(69,357)	388,045	19,734,062	2,047,102	203,301	—
Transamerica Small Cap Growth	7,300,367	278,965	(267,877)	(29,692)	122,852	7,404,615	1,179,079	—	277,965
Transamerica Small Cap Value	7,852,390	1,338,944	(292,142)	(60,838)	(787,624)	8,050,730	1,371,504	173,542	1,164,403

Total	$239,643,597	$17,665,194	$(18,547,135)	$(854,454)	$11,116,831	$249,024,033	27,028,251	$2,133,921	$4,298,370

*	On December 9, 2022, Transamerica High Quality Bond merged with Transamerica Short-Term Bond. Transactions and earnings for Transamerica High Quality Bond and Transamerica Short-Term Bond are reflected under Transamerica Short-Term Bond.

(B)	Rate disclosed reflects the yield at January 31, 2023.
(C)	There were no transfers in or out of Level 3 during the period ended January 31, 2023. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Funds	Page 1

Transamerica Asset Allocation Intermediate Horizon

NOTES TO SCHEDULE OF INVESTMENTS

At January 31, 2023

(unaudited)

INVESTMENT VALUATION

Transamerica Asset Allocation Intermediate Horizon (the “Fund”) is a series of the Transamerica Funds.

Effective September 8, 2022, TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at January 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Funds	Page 2